UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
August 12, 2015
_________________________

333-183223-12

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2015-3 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	47-7149766
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On August 12, 2015, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, each on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of the notes of Honda Auto Receivables 2015-3 Owner Trust (the “Issuer”), a Delaware statutory trust established pursuant to a Trust Agreement dated July 8, 2015, to be amended and restated (the “Trust Agreement”) among AHR LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee, in the following classes: Class A–2 0.92% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 1.27% Asset Backed Notes (the “Class A–3 Notes”) and Class A–4 1.56% Asset Backed Notes (the “Class A–4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $850,000,000. The Issuer will also issue Class A-1 0.39000% Asset Backed Notes (the “Class A-1 Notes”), and AHR LLC will retain all of the Class A-1 Notes, which are not registered under the Securities Act of 1933, as amended.

AHR LLC registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−183223) filed with the Securities and Exchange Commission on August 10, 2012, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act. It is anticipated that the Notes will be issued on or about August 19, 2015.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement and form of Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated August 12, 2015, among American Honda Receivables LLC, American Honda Finance Corporation, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

4.1	Indenture, to be dated August 19, 2015, between Honda Auto Receivables 2015-3 Owner Trust and MUFG Union Bank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated August 19, 2015, among American Honda Receivables LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.

99.1	Sale and Servicing Agreement, to be dated August 19, 2015, among Honda Auto Receivables 2015-3 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated August 19, 2015, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated August 19, 2015, among Honda Auto Receivables 2015-3 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and MUFG Union Bank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated August 19, 2015, among American Honda Receivables LLC, Honda Auto Receivables 2015-3 Owner Trust, American Honda Finance Corporation and MUFG Union Bank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC

Depositor

By:	/s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer

August 14, 2015

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 12, 2015, among American Honda Receivables LLC, American Honda Finance Corporation, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

4.1	Indenture, to be dated August 19, 2015, between Honda Auto Receivables 2015-3 Owner Trust and MUFG Union Bank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated August 19, 2015, among American Honda Receivables LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.

99.1	Sale and Servicing Agreement, to be dated August 19, 2015, among Honda Auto Receivables 2015-3 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated August 19, 2015, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated August 19, 2015, among Honda Auto Receivables 2015-3 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and MUFG Union Bank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated August 19, 2015, among American Honda Receivables LLC, Honda Auto Receivables 2015-3 Owner Trust, American Honda Finance Corporation and MUFG Union Bank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.